Exhibit 10.58
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE AVAILABILITY OF WHICH EXEMPTION MUST BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY. THE TRANSFER OF THIS INSTRUMENT IS RESTRICTED AS DESCRIBED HEREIN.
Issue Date: January 19, 2010
STOCK PURCHASE WARRANT
ASTROGENETIX, INC.
For value received, including performance of services (the “Services”) for the Company as (Title) thereof, subject to the terms and conditions herein, Astrogenetix, Inc., a Delaware corporation (the “Company”), hereby grants to (Employee Name) (the “Holder”) the right to purchase from the Company (Number of Shares) shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The number of Shares shall be subject to adjustment pursuant to Section 6 hereof.
1. Exercise Price. The purchase price for each Share shall be (Price) per share, as adjusted from time to time pursuant to Section 6 hereof (the “Exercise Price”), and shall be payable upon exercise pursuant to Section 4 hereof.
2. Vesting.
(a)
This stock purchase warrant (this “Warrant”) shall vest and become exercisable as follows: 50% of the Shares shall vest and become exercisable on the first anniversary of the Issue Date and 50% of the Shares shall vest and become exercisable on the second anniversary of the Issue Date; provided, that no Shares shall vest unless on such vesting date the Holder has, since the Issue Date, continuously provided Services to the Company. Upon vesting, the Shares will remain exercisable until 5:00 p.m., Central time on the seventh anniversary of the Issue Date.

(b)
Notwithstanding the foregoing, all of the Shares shall immediately and automatically vest and become exercisable upon the occurrence of a “Change of Control” of the Company, defined herein as the consummation of

(i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity;
(ii) a merger, reorganization or consolidation in which the outstanding shares of capital stock of the Company are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction;
401 Congress Ave, Suite 1650 | Austin, Texas 78701 | 512.485.9530 | 512.485.9531 Fax | www.astrogenetix.com

(iii) the sale of all or a majority of the capital stock of the Company to an unrelated person or entity; or
(iv) any other transaction in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or a successor entity immediately upon completion of the transaction;
provided, however, that neither of the following shall be deemed a “Change of Control” of the Company: (x) the transfer of the capital stock of the Company to an affiliate of the transferor or (y) the issuance of a dividend in the form of the capital stock of the Company or the capital stock of any affiliate of the Company.
3. Effect of Termination of Employment or Services.
(a)
The Shares granted pursuant to this Warrant shall vest in accordance with Section 2(a) above, as long as the Holder continues to perform Services for the Company. If, however, prior to the date on which the Shares vest pursuant to Section 2(a), either:

(i) the Company terminates the Holder’s Services, or
(ii) the Holder voluntarily ceases to perform Services for the Company, in each case, without the Holder’s immediate rehire by the Company, then the portion of the right to purchase all of the Shares vested immediately prior to the date of termination shall remain vested and shall be exercisable by the Holder and the right to purchase the Shares that have not previously vested in accordance with Section 2(a) above shall, as of the date of such termination or cessation of Services, be forfeited by the Holder to the Company.
4. Method of Exercise; Expenses.
(a)
While the Shares remain exercisable in accordance with Section 2, the Holder may exercise, in whole or in part, and from time to time, the purchase rights evidenced hereby. Such exercise will be effected by the Holder:

(i) surrendering this Warrant to the Company at the address shown beneath the Company’s signature in this Warrant, together with a duly executed notice of exercise in the form of Exhibit A attached hereto (the “Notice of Exercise”); and
(ii) delivering cash, a check payable to, or a wire transfer to the account of, the Company in an amount equal to the product of (x) the Exercise Price multiplied by (y) the number of Shares being purchased.
(b)
Each exercise of this Warrant will be deemed to have been effected immediately prior to the close of business on the day on which the Holder will have exercised the purchase rights as provided in Section 4(a). Upon such exercise, the Company shall issue as soon as practicable a stock certificate in proper form representing the number of Shares so purchased.

401 Congress Ave, Suite 1650 | Austin, Texas 78701 | 512.485.9530 | 512.485.9531 Fax | www.astrogenetix.com

(c)
If this Warrant is exercised in part only, the Company shall execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the Shares purchasable hereunder upon the same terms and conditions as herein set forth.

(d)	The Company will pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and the Shares.
5. Valid Issuance of Shares. The Company covenants that: (i) it will at all times keep reserved for issuance upon exercise hereof such number of Shares as will be issuable upon such exercise, and (ii) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable.
6. Adjustments. The number of and kind of securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:
(a)
Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. In such event, the Exercise Price shall be adjusted to equal (i) the Exercise Price in effect immediately prior to such adjustment multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (ii) the number of shares for which this Warrant is exercisable immediately after such adjustment. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)
Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to Holder, so that Holder shall have the right at any time prior to the expiration of this Warrant to purchase the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by Holder immediately prior to such reclassification, reorganization, or change, and the exercise price therefor shall be appropriately adjusted. In any such case appropriate provisions shall be made with respect to the rights and interest of Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof.

401 Congress Ave, Suite 1650 | Austin, Texas 78701 | 512.485.9530 | 512.485.9531 Fax | www.astrogenetix.com

(c)
Limitation on Adjustments. Notwithstanding the foregoing, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding anything in this Section 6 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. The Company shall make any adjustment therefor by rounding the number of shares obtainable upon exercise to the next highest whole number of shares.
8. Stockholder Rights. Subject to the limitations and restrictions contained herein, upon exercise of this Warrant in accordance with Section 2 hereof, the Holder shall have all rights as a stockholder of the Company with respect to the purchased Shares, including the right to vote and receive dividends and distributions.
9. Restrictions on Transfer. Absent prior written consent of the Board of Directors of the Company, this Warrant may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise, during the period beginning on the Issue Date and ending on the second anniversary of the date such Shares shall have become vested and exercisable pursuant to Section 2. Consistent with the foregoing, no right or benefit under this Warrant shall be subject to transfer, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise (other than by will or the laws of descent and distribution), and any attempt to transfer, sell, assign, pledge, encumber or charge the same shall be void. If the Holder shall become bankrupt or attempt to transfer, assign, sell, pledge, encumber or charge any right or benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.
10. Limitation of Rights. Nothing in this Warrant shall be construed to:
(a)
give the Holder any right to be awarded any further Restricted Stock or any other equity in the Company in the future, even if Restricted Stock or other equity awards are granted on a regular or repeated basis;

(b)	give the Holder or any other person any interest in any specified asset or assets of the Company or any subsidiary of the Company; or
(c)	confer upon the Holder the right to continue in the service of the Company, or affect the right of the Company to terminate the service of the Holder at any time or for any reason.
401 Congress Ave, Suite 1650 | Austin, Texas 78701 | 512.485.9530 | 512.485.9531 Fax | www.astrogenetix.com

11. Drag Along Rights. If at any time the Company or the owners of a majority of the Company approves a sale of (i) all of the stock of the Company to one or more independent third parties through one or more related transactions, (ii) all or substantially all of the assets of the Company to one or more independent third parties through one or more related transactions, or (iii) any other transaction where control of the Company is transferred to one or more independent third parties, in each case including if structured as a merger, consolidation, joint venture or other similar transaction (each, an “Approved Sale”), the Holder will consent to and raise no objections against the Approved Sale and shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such Approved Sale. If the Approved Sale is structured as a sale of stock, then the Holder will, if requested by the Company, sell or otherwise transfer its any and all Shares purchased hereunder (or any portion thereof if requested), on the terms and conditions approved by the Company. The Holder will promptly take all reasonable actions deemed necessary or desirable, in the reasonable judgment of the Company, in connection with and to facilitate the consummation of the Approved Sale, including the execution of all agreements and instruments reasonably requested by the Company. The Company will use reasonable efforts to notify the Holder in writing not less than ten (10) business days before the proposed consummation of an Approved Sale; provided, however, that the Holder agrees not to, directly or indirectly, without the prior written consent of the Company, disclose to any other person any information related to such potential Approved Sale, other than disclosures to legal counsel in confidence or as otherwise necessary to protect the Holder’s rights under this Warrant or applicable law, or as otherwise required by law.
12. Successors and Assigns. This Warrant shall bind and inure to the benefit of and be enforceable by the Holder, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Holder may not assign any rights or obligations under this Warrant except to the extent and in the manner expressly permitted herein.
13. Amendments. This Warrant cannot be modified, altered or amended except by an agreement in writing signed by both the Company and the Holder.
14. Severability; Counterparts. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
15. Notices. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in this Warrant, or to such other address as such party may designate in writing from time to time by notice to the other party in accordance with this Section 12.
16. Governing Law. This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
[Signature Page Follows]
401 Congress Ave, Suite 1650 | Austin, Texas 78701 | 512.485.9530 | 512.485.9531 Fax | www.astrogenetix.com

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested to as of the date first written above.

ASTROGENETIX, INC.

By:

	Name:	Thomas B. Pickens, III
	Title:	Chairman of the Board

Address:		401 Congress Ave, Suite 1650
Austin TX, 78746
ACCEPTED AND AGREED:
HOLDER

(Employee Name)

Address:
[Signature Page To Warrant]

Exhibit A
NOTICE OF EXERCISE
Dated:                     ,

To:	ASTROGENETIX, INC.
The undersigned hereby irrevocably elects and agrees to purchase                      shares of the Company’s Common Stock covered by the Warrant, dated                       _____, 20____, and makes payment herewith in full therefor of the total exercise price of $                    .
The undersigned hereby represents that the undersigned is exercising such Warrant for its own account or the account of an affiliate and will not sell or otherwise dispose of the underlying Warrant Shares in violation of applicable securities laws. If said number of shares is less than all of the shares purchasable hereunder the undersigned requests that a new Warrant evidencing the right to purchase the remaining Warrant Shares (which new Warrant shall in all other respects be identical to the Warrant exercised hereby) be registered in the name of                                           whose address is:

Printed Name of Warrant Holder:

Signature:

Printed Name of Signing Party:

Title of Signing Party:

Address of Warrant Holder: